UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)

DELAWARE	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 16, 2019, The Simply Good Foods Company (the “Company”) and Joseph E. Scalzo, the Company’s President and Chief Executive Officer, entered into a First Amendment (the “Amendment”) to Mr. Scalzo’s Amended and Restated Employment Agreement dated July 7, 2017 (the “Agreement”). The Amendment eliminates the “single-trigger” acceleration treatment of Mr. Scalzo’s currently outstanding and future incentive equity awards upon a Change in Control (as defined in the Company’s 2017 Omnibus Incentive Plan).
Pursuant to the terms of the Amendment, among other things, upon the occurrence of a Change in Control of the Company, any outstanding unvested incentive equity awards held by Mr. Scalzo will be entitled to accelerated vesting only if Mr. Scalzo also experiences a Qualifying Termination (as defined in the Agreement) within 12 months following the Change in Control, subject to Mr. Scalzo’s executing and not revoking the release required by the terms of the Agreement. Prior to this modification, Mr. Scalzo was entitled to acceleration of any outstanding unvested incentive equity awards upon the Change in Control only, without an accompanying termination from the Company in connection with the Change in Control.
The foregoing description of the Amendment is qualified in its entirety to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference as if set forth in full.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Employment Agreement, dated October 16, 2019, between The Simply Good Foods Company and Joseph E. Scalzo.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THE SIMPLY GOOD FOODS COMPANY

Dated: October 18, 2019	By:	/s/ Todd E. Cunfer
Name: Todd E. Cunfer
Title: Chief Financial Officer